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                                                                     Exhibit 21

                    Subsidiaries of MJD Communications, Inc.

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NAME                                                                     JURISDICTION OF INCORPORATION
ST Enterprises, Ltd.                                                     Kansas

Sunflower Telephone Company, Inc.                                        Kansas

STE/NE Acquisition Corp., d/b/a/ Northland                               Delaware
         Telephone Company of Vermont

Northland Telephone Company of Maine, Inc.                               Maine

ST Communications, Inc.                                                  Kansas

ST Computer Resources, Inc.                                              Kansas

ST Long Distance, Inc.                                                   Delaware

ST Broadcasting Company, Inc                                             Kansas

MJD Ventures, Inc                                                        Delaware

The Columbus Grove Telephone Company                                     Ohio

Quality One Technologies, Inc.                                           Ohio

C-R Communications, Inc                                                  Illinois

C-R Telephone Company                                                    Illinois

C-R Cellular, Inc.                                                       Illinois

C-R Long Distance, Inc                                                   Illinois

Taconic Telephone Corp.                                                  New York

Taconic Cellular Corp.                                                   New York

Taconic Technology Corp                                                  New York

Taconic Telecom Corp.                                                    New York

Taconet Wireless Corp                                                    New York

Taconet Corp                                                             New York

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Ellensburg Telephone Company                                             Washington

Elltel Long Distance Corp.                                               Washington

Elltel Wireless, Inc.                                                    Washington

Kittitas Valley Paging Limited Partnership                               Delaware

Sidney Telephone Company                                                 Maine

Utilities, Inc.                                                          Maine

Standish Telephone Company                                               Maine

China Telephone Company                                                  Maine

Maine Telephone Company                                                  Maine

UI Long Distance, Inc.                                                   Maine

UI Communications, Inc.                                                  Maine

UI Telcom, Inc.                                                          Maine

Telephone Service Company                                                Maine

Chouteau Telephone Company                                               Oklahoma

Chouteau Telecommunications & Electronics                                Oklahoma

Independent Cellular Telephone Company Finance                           Oklahoma

Corporation

Independent Cellular Telephone Company, Inc                              Oklahoma

TGP, Inc.                                                                Delaware

Chautauqua & Erie Telephone Company                                      New York

C&E Teleadvantage                                                        New York

C&E Communications, Inc                                                  New York

C&E Network, Inc.                                                        New York

Chautauqua & Erie Communications Ltd.                                    New York

Western New York Cellular, Inc.                                          New York

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Chautauqua Cable, Inc.                                                   New York

MJD Services Corp.                                                       Delaware

Bluestem Telephone Company                                               Delaware

Big Sandy Telecom, Inc                                                   Delaware

Odin Telephone Exchange, Inc.                                            Illinois

Kadoka Telephone Company                                                 South Dakota

Columbine Telecom Company (f/k/a Columbine                               Delaware

Acquisition Corp.)

Ravenswood Communications, Inc                                           Illinois

The El Paso Telephone Company                                            Illinois

Gemcell, Inc                                                             Illinois

El Paso Long Distance Company                                            Illinois

Armour Independent Telephone Co.                                         South Dakota

Bridgewater-Canistota Independent Telephone Co.                          South Dakota

Union Telephone Company of Hartford                                      South Dakota

Union TelNET, Inc.                                                       South Dakota

KM Satellite Services, Inc.                                              South Dakota

WMW Cable TV Co.                                                         South Dakota

Yates City Telephone Company                                             Illinois

The Orwell Telephone Company (pending)                                   Ohio

Orwell Communications, Inc                                               Ohio

FairPoint Communications Corp. (f/k/a  MJD                               Delaware

TeleChoice Corp.)

FairPoint Communications Corp. - New York                                Delaware

FairPoint Communications Corp. - Virginia                                Delaware



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FairPoint Communications Investments, LLC                                Delaware

MJD Holdings Corp.                                                       Delaware

MJD Capital Corp.                                                        South Dakota
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